Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
"Income tax benefit" in the Consolidated Statements of Income consists of the following:

(In thousands)	U.S. Federal	U.S. State	Foreign	Total
2011:
Current tax benefit (expense)	$—	$(1,564)	$(11,036)	$(12,600)
Deferred tax (expense) benefit	90,148	7,261	(2,609)	94,800
	$90,148	$5,697	$(13,645)	$82,200
2010:
Current tax benefit	$1,300	$1,354	$437	$3,091
Deferred tax (expense) benefit	—	33	(1,524)	(1,491)
	$1,300	$1,387	$(1,087)	$1,600
2009:
Current tax benefit (expense)	$(1,236)	$(1,499)	$3,870	$1,135
Deferred tax (expense) benefit	—	141	(876)	(735)
	$(1,236)	$(1,358)	$2,994	$400
Cash payments for income taxes were $17 million, $9 million and $11 million in 2011, 2010 and 2009, respectively.
The components of deferred income taxes included on the Consolidated Balance Sheets are as follows:

	December 31,
(In thousands)	2011	2010
Deferred tax benefits:
Net operating loss carryforwards	$196,114	$214,955
Other tax carryforwards	1,768	308
Employee benefits	30,489	29,588
Accrued expenses	24,840	11,165
Depreciation and amortization	15,935	18,424
Other	2,544	6,670
Total deferred tax benefits	271,690	281,110
Deferred tax liabilities:
Growing crops	(17,379)	(17,421)
Trademarks	(136,696)	(138,354)
Discount on Convertible Notes	(22,017)	(25,510)
Other	(4,397)	(3,467)
Total deferred tax liabilities	(180,489)	(184,752)
Net deferred tax benefit before valuation allowance	91,201	96,358
Valuation allowance	(104,256)	(202,943)
Net deferred tax liability	$(13,055)	$(106,585)
Deferred taxes are included in the following captions in the Consolidated Balance Sheets:

	December 31,
(In thousands)	2011	2010
Other current assets	$26,685	$5,130
Investments and other assets, net	3,508	4,110
Deferred tax liabilities	(43,248)	(115,825)
Net deferred tax liability	$(13,055)	$(106,585)
U.S. net operating loss carryforwards ("NOLs") were $285 million and $320 million as of December 31, 2011 and 2010, respectively. The U.S. NOLs existing at December 31, 2011 will expire between 2024 and 2029. Foreign NOLs were $485 million and $402 million at December 31, 2011 and 2010, respectively. Foreign NOLs existing at December 31, 2011 of $316 million will expire between 2012 and 2026. The remaining $169 million of foreign NOLs existing at December 31, 2011 have an indefinite carryforward period.
Until June 2011, valuation allowances on available U.S. NOLs significantly affected the company's effective tax rate; if a deferred tax asset with a full valuation allowance, such as an NOL, was realized, the corresponding valuation allowance was also released, resulting in no net effect to income taxes reported in the Consolidated Statements of Income. As a result of the U.S. valuation allowance release in 2011, the company expects an increase of future reported income tax expense, but no increase in cash paid for taxes for at least several years until the NOLs are fully utilized. As a result of sustained improvements in the performance of the company's North American businesses and the benefits of debt reduction over the last several years, the company has been generating annual U.S. taxable income beginning with tax year 2009, and expects this trend to continue, even if seasonal losses may be incurred in interim periods. In 2011, the company's forecast included increased visibility to North American banana pricing and stabilized sourcing costs. As a result of these considerations, the company recognized an $87 million income tax benefit in the second quarter of 2011 for the reversal of valuation allowances against 100% of the U.S. federal deferred tax assets and a portion of the state deferred tax assets, primarily NOLs, which are more likely than not to be realized in the future.
The company's overall effective tax rate may also vary significantly from period to period due to the level and mix of income among domestic and foreign jurisdictions. Many of these foreign jurisdictions have tax rates that are lower than the U.S. statutory rate, and the company continues to maintain full valuation allowances on deferred tax assets in some of these foreign jurisdictions. Other items that do not otherwise affect the company's earnings can also affect the overall effective tax rate, such as the effect of changing exchange rates on intercompany balances that can change the mix of income among domestic and foreign jurisdictions. Income before taxes attributable to foreign operations was $11 million, $11 million and $73 million in 2011, 2010 and 2009, respectively. Undistributed earnings of foreign subsidiaries, which were approximately $1.7 billion at December 31, 2011, have been permanently reinvested in foreign operations. Accordingly, no provision for U.S. federal and state income taxes has been recorded on these earnings. Additionally, "Income tax benefit" in the Consolidated Statements of Income includes benefits from the resolution of previously unrecognized tax benefits of $5 million, $13 million and $16 million for 2011, 2010 and 2009, respectively. The benefits relate to the resolution of tax contingencies and governmental rulings in various jurisdictions in 2010 and 2011; the resolution of tax contingencies and $4 million of benefits from the sale of the company’s operations in the Ivory Coast in 2009. See further discussion below of unrecognized tax benefits.
"Income tax benefit" differs from income taxes computed at the U.S. federal statutory rate for the following reasons:

(In thousands)	2011	2010	2009
Income tax (expense) benefit computed at U.S. federal statutory rate	$8,882	$(20,658)	$(31,532)
State income taxes, net of federal benefit	(856)	(1,149)	(799)
Impact of foreign operations	(9,750)	(25,508)	38,266
Change in valuation allowance[1]	85,375	38,794	(15,786)
Tax contingencies	(1,167)	9,764	11,447
Other	(285)	357	(1,196)
Income tax benefit	$82,200	$1,600	$400

[1]	Includes $88 million related to the release of the federal and state valuation allowances described above.
At December 31, 2011, 2010 and 2009, the company had unrecognized tax benefits of approximately $4 million, $7 million and $13 million, respectively, which could affect the company’s effective tax rate, if recognized. Interest and penalties included in “Income tax benefit” were $2 million, $4 million and $2 million in 2011, 2010 and 2009, respectively, and the cumulative interest and penalties included in the Consolidated Balance Sheets at December 31, 2011 and 2010 were $1 million and $4 million, respectively.
A summary of the activity for the company’s unrecognized tax benefits follows:

(In thousands)	2011	2010	2009
Balance as of beginning of the year	$10,295	$15,825	$22,730
Additions of tax positions of prior years	4,955	—	2,597
Settlements	(5,843)	—	(3,837)
Reductions due to lapse of the statute of limitations	(3,054)	(4,715)	(5,309)
Reduction from sale of subsidiary	—	—	(215)
Foreign currency exchange change	(45)	(815)	(141)
Balance as of end of the year	$6,308	$10,295	$15,825
During the next twelve months, it is reasonably possible that unrecognized tax benefits impacting the effective tax rate could be recognized as a result of the expiration of statutes of limitation in the amount of $2 million plus accrued interest and penalties. The following tax years remain subject to examinations by major tax jurisdictions:

Tax Years
Tax Jurisdiction:
United States	2008 – current
Germany	2001 – current
Italy	2007 – current
Netherlands	2006 – current
Switzerland	2008 – current